UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 3, 2010
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                          Pre-Paid Legal Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


        Oklahoma                        001-09293                73-1016728
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(State or other jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

               One Pre-Paid Way
                   Ada, OK                                        74820
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      (Address of Principal Executive Offices)                  (Zip Code)



Registrant's Telephone Number, Including Area Code       (580) 436-1234
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
                      ---

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
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Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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On March 2, 2010,  Harland C.  Stonecipher,  our  Chairman  of the Board,  Chief
Executive  Officer  and  President,   announced  effective  April  2,  2010  his
resignation as our Chief Executive Officer and President. Mr. Stonecipher will continue to serve as Chairman of our Board of Directors and will remain an Executive Officer.

On March 2, 2010, our Board of Directors unanimously decided the title and responsibilities of Chief Executive Officer will be shared equally by two co-CEOs - Randy Harp, 54, our current Chief Operating Officer, and Mark Brown, 56, our current Chief Marketing Officer. The Board also named Mr. Harp as our President.

Mr. Harp was named Chief Financial Officer in March 1990 and served in that capacity until May 2000 and has served as Chief Operating Officer since March 1996. Mr. Harp served on the Board of Directors from March 1990 until May 2004 when he resigned from the Board of Directors as part of a corporate governance initiative required by the rules of the NYSE to have independent, outside directors comprise the majority of the Board. Mr. Harp will continue to serve as Chief Operating Officer.

Mr. Brown was named Senior Vice President and Chief Marketing Officer in October 2006. Prior to his appointment to the new position, Mr. Brown was our National Sales Director for Group Marketing and Senior Regional Vice President for most of the State of Texas and has been one of our independent associates for 15 years. Prior to his association with us, Mr. Brown owned his own printing business for 18 years.


Item 9.01 Financial Statements and Exhibits The following exhibits are included
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with this report:
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    Exhibit No.            Description
    -----------            -----------
       99.1                Company Press Release dated March 3, 2010

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Pre-Paid Legal Services, Inc.
                                   ---------------------------------------------
                                                     (Registrant)

Date:    March 3, 2010

                                   By:  /s/ Randy Harp
                                      ------------------------------------------
                                        Randy Harp, Chief Operating Officer



For Immediate Release                             Company      Steve Williamson
Wednesday, March 3, 2010                          Contact:        (580) 436-1234

                   Pre-Paid Legal Announces Management Change

ADA, OK, March 3, 2010 - Pre-Paid Legal Services, Inc. (NYSE:PPD), announced today that effective April 2, 2010, its founder and current Chief Executive Officer, President and Chairman of the Board, Mr. Harland C. Stonecipher, 71, will relinquish the title and responsibilities of Chief Executive Officer and President. At the suggestion of Mr. Stonecipher, the Board of Directors unanimously approved that the title and responsibilities of Chief Executive Officer will be shared equally by two co-CEOs - Randy Harp, 54, Pre-Paid's current Chief Operating Officer, and Mark Brown, 56, Pre-Paid's current Chief Marketing Officer. The Board also named Mr. Harp as Pre-Paid's President.

Mr. Harp was named Chief Financial Officer in March 1990 and served in that capacity until May 2000 and has served as Chief Operating Officer since March 1996. Mr. Harp served on the Board of Directors from March 1990 until May 2004 when he resigned from the Board of Directors as part of a corporate governance initiative required by the rules of the NYSE to have independent, outside directors comprise the majority of the Board. Mr. Harp will continue to serve as Chief Operating Officer.

Mr. Brown was named Senior Vice President and Chief Marketing Officer in October 2006. Prior to his appointment to the new position, Mr. Brown was our National Sales Director for Group Marketing and Senior Regional Vice President for most of the State of Texas and has been one of our independent associates for 15 years. Prior to his association with us, Mr. Brown owned his own printing business for 18 years.

"Both Mark and Randy are ready and have earned the opportunity to assume the responsibilities as Pre-Paid's co-CEOs," stated Mr. Stonecipher. "Randy has been with us for 20 years and knows every aspect of our business. Randy's primary focus will continue to be on operations and I am completely confident in his ability to continue to develop and maintain the efficiencies and excellence of our operational capabilities. We are equally blessed to have someone with Mark's significant sales and extensive experience lead our marketing efforts. Mark's involvement has been an integral part of our success since he joined us in 1995 with a focus on both individual and group business. We look to Mark to implement marketing strategies throughout our entire sales organization and play a key role in the continued development of our company."

Mr. Stonecipher will continue as Chairman of the Board and will remain actively involved with the Company, focused entirely on Pre-Paid's sales force and other strategic areas. Mr. Stonecipher and his wife Shirley will also be working towards the establishment of a memorial cathedral for parents that have lost a child. The Stoneciphers want to build a memorial place where parents can come from anywhere to establish a memorial to the children they have lost that will live on even after the parents are gone, assuring those parents that even when they are gone, the memory of their child or children will live on. The Stoneciphers lost their youngest son, Brent, his wife, Tina, and only granddaughter, Nikki, in an airplane crash in Ada in July, 2005.

About Us

We believe our products are one of a kind, life events legal service plans. Our plans provide for legal service benefits provided through a network of independent law firms across the U.S. and Canada, and include unlimited attorney consultation, will preparation, traffic violation defense, automobile-related criminal charges defense, letter writing, document preparation and review and a general trial defense benefit. We have an identity theft restoration product we think is also one of a kind due to the combination of our identity theft restoration partner and our provider law firms. More information about us and our products can be found at our homepage at http://www.prepaidlegal.com.

Forward-Looking Statements

Statements in this press release, other than purely historical information, regarding our future plans and objectives and expected operating results, dividends and share repurchases and statements of the assumptions underlying such statements, constitute forward-looking statements within the meaning of
Section  21E  of  the  Securities  Exchange  Act of  1934.  The  forward-looking statements contained herein are based on certain assumptions that may not be correct. They are subject to risks and uncertainties incident to our business that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are described in the reports and statements filed by us with the Securities and Exchange Commission, including (among others) those listed in our Form 10-K, Form 10-Q and Form 8-K, and include the risks that our membership persistency or renewal rates may decline, that we may not be able to continue to grow our memberships and earnings, that we are dependent on the continued active participation of our principal executive officer, that pending or future litigation may have a material adverse effect on us if resolved unfavorably to us, that we may have compromises of our information security, that consumer purchases of discretionary items may be impacted by a downturn in the economy, that we could be adversely affected by regulatory developments, that competition could adversely affect us, that we are substantially dependent on our marketing force, that our stock price may be affected by short sellers, that we have been unable to increase our employee group membership sales, that our active premium in force is not indicative of future revenue as a result of changes in active memberships from cancellations and additional membership sales and that we have repurchased more than half of our outstanding shares. Please refer to pages 16 through 19 of our 2009 Form 10-K for a more complete description of these risks. We undertake no duty to update any of the forward-looking statements in this release.

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